UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2007

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14242	52-1256615
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10220-L Old Columbia Road, Columbia, Maryland	21046-2364
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (410) 290-5390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-(c))

Item 2.02  Results of Operations and Financial Condition.

                On November 8, 2007, the Company held a conference call to discuss the matters announced in its press release of the same date, and as set forth in Exhibit 99.1 to the Current Report on Form 8-K filed on November 8, 2007. A transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	November 8, 2007 Conference Call Transcript, furnished pursuant to Item 2.02 of Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: November 14, 2007	By:	/s/ Paul B. Susie
Paul B. Susie
Interim Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	November 8, 2007 Conference Call Transcript, furnished pursuant to Item 2.02 of Form 8-K